1 VENTAS, INC. NON-EMPLOYEE DIRECTORS’ CASH COMPENSATION DEFERRAL PLAN As amended December 7, 2022 ARTICLE 1 INTRODUCTION 1.1 Establishment. Ventas, Inc. (the “Company”) hereby establishes the Ventas Non-Employee Directors’ Cash Compensation Deferral Plan (the “Plan”) for those directors of the Company who are not employees of the Company or any of its subsidiaries or affiliates. The Plan allows Non-Employee Directors to defer the receipt of cash compensation and to receive such deferred compensation in the form of Shares. 1.2 Purpose. The Plan is intended to advance the interests of the Company and its stockholders by providing a means to attract and retain qualified persons to serve as Non-Employee Directors and to promote ownership by Non- Employee Directors of a greater proprietary interest in the Company, thereby aligning such Directors’ interests more closely with the interests of stockholders of the Company. 1.3 Effective Date. The Plan shall become effective as of September 9, 2004 (the “Effective Date”). ARTICLE 2 DEFINITIONS Certain terms used in this Plan have the meanings set forth in the Appendix. ARTICLE 3 SHARES AVAILABLE UNDER THE PLAN Subject to adjustment as provided in Article 10, the maximum number of Shares that may be distributed in settlement of Stock Unit Accounts under the Plan shall be five hundred thousand (500,000). Such Shares may include authorized but unissued Shares, treasury Shares or Shares that have been reacquired by the Company. ARTICLE 4 ADMINISTRATION The Plan shall be administered by the Nominating and Governance Committee of the Board or such other committee as may be designated by the Board. The Committee shall have the authority to make all determinations it deems necessary or advisable for administering the Plan, subject to the express provisions of the Plan. Notwithstanding the foregoing, no Director who is a Participant under the Plan shall participate in any determination relating solely or primarily to his or her own Shares, Stock Units or Stock Unit Account. ARTICLE 5 ELIGIBILITY Each person who is a Non-Employee Director on a Deferral Date shall be eligible to defer Fees payable on such date in accordance with Article 6 of the Plan. If any Non-Employee Director subsequently becomes an employee of the Company or any of its subsidiaries, but does not incur a Termination of Service, such Director shall continue as a Participant with respect to Fees previously deferred, but shall cease eligibility with respect to all future Fees, if any, earned while an employee.

2 ARTICLE 6 DEFERRAL ELECTIONS IN LIEU OF CASH PAYMENTS 6.1 General Rule. Each Non-Employee Director may, in lieu of receipt of Fees, defer any or all of such Fees in accordance with this Article 6, provided that such Non-Employee Director is eligible under Article 5 of the Plan to defer such Fees at the date any such Fees are otherwise payable. A Director may elect to defer a percentage of his or her Fees or a specific dollar amount of his or her Fees in accordance with administrative procedures established with respect to the Plan. 6.2 Timing of Election. Each Non-Employee Director who is serving on the Board on the Effective Date may make a Deferral Election at any time prior to the Effective Date. Any person who is not then serving as a Non- Employee Director may make a Deferral Election before the first date on which he or she is entitled to receive Fees. A Non-Employee Director who does not make a Deferral Election when first eligible to do so may make a Deferral Election at such time before any subsequent calendar year in accordance with administrative procedures established with respect to the Plan. 6.3 Effect and Duration of Election. A Deferral Election shall apply to Fees payable after the date such election is made and shall be deemed to be continuing and applicable to all Fees payable in subsequent calendar years, unless the participant revokes or modifies such election by filing a new election form at such time before the first day of any subsequent calendar year in accordance with administrative procedures established with respect to the Plan, effective for all Fees payable on and after the first day of such calendar year. 6.4 Form of Election. A Deferral Election shall be made in a manner satisfactory to the Committee. Generally, a Deferral Election shall be made by completing and filing the specified election form with the Corporate Secretary or his or her designee within the period described in Section 6.2 or Section 6.3. 6.5 Establishment of Stock Unit Account. The Company shall establish a Stock Unit Account for each Participant. All Fees deferred pursuant to this Article 6 shall be credited to the Participant’s Stock Unit Account as of the Deferral Date and converted to Stock Units. The number of Stock Units credited to a Participant’s Stock Unit Account as of a Deferral Date shall equal the amount of the deferred Fees divided by the Fair Market Value of a Share on such Deferral Date, with fractional units calculated to three decimal places. Fractional Stock Units shall be credited cumulatively, but any fractional Stock Unit in a Participant’s Stock Unit Account at the time of a distribution under Article 7 shall be converted into cash equal to the Fair Market Value of a corresponding fractional Share on the date of distribution. 6.6 Crediting of Dividend Equivalents. As of each dividend payment date with respect to Shares, each Participant shall be paid outright or have credited to his or her Stock Unit Account, as elected in advance by the Participant in accordance with procedures established by the Committee, a dollar amount equal to the amount of cash dividends that would have been paid on the number of Shares equal to the number of Stock Units credited to the Participant’s Stock Unit Account as of the close of business on the record date for such dividend. Such dollar amount if credited to the Participant’s Stock Unit Account shall then be converted into a number of Stock Units equal to the number of whole and fractional Shares that could have been purchased with such dollar amount at Fair Market Value on the dividend payment date. ARTICLE 7 SETTLEMENT OF STOCK UNITS 7.1 Timing of Payment. A Participant shall receive or begin receiving a distribution of his or her Stock Unit Account in the manner described in Section 7.2 either (i) on or as soon as administratively feasible after the Participant incurs a Termination of Service, (ii) if the Participant has made an election to defer payment in accordance with this Section, on or as soon as administratively feasible after January 1 of the year immediately following the date on which the Participant incurs a Termination of Service, or (iii) if the Participant has made an election to defer payment in accordance with this Section, on or as soon as administratively feasible after the date specified by the Participant. A Participant must deliver an election to defer the distribution or commencement of distribution to the Corporate Secretary or his or her designee such period in advance and in such manner as determined by the Committee.

3 7.2 Payment Options. A Deferral Election filed under Article 6 shall specify whether the Participant’s Stock Unit Account is to be settled by delivering to the Participant the number of Shares equal to the number of whole Stock Units then credited to the Participant’s Stock Unit Account, in either (i) a lump sum, or (ii) substantially equal annual installments over a period not to exceed ten years, provided that such installment payments do not extend more than ten years after the Participant’s Termination of Service as a Director. Any fractional Stock Unit credited to a Participant’s Stock Unit Account at the time of a distribution shall be paid in cash at the time of such distribution. A Participant may change the manner in which his or her Stock Unit Account is distributed in accordance with such procedures established by the Committee. 7.3 Payment Upon Death of a Participant. If a Participant dies before the entire balance of his or her Stock Unit Account has been distributed, the balance of the Participant’s Stock Unit Account shall be paid in Shares as soon as administratively feasible after the Participant’s death, to the beneficiary designated by the Participant under Article 9. 7.4 Continuation of Dividend Equivalents. If payment of Stock Units is deferred pursuant to Section 7.2, the Participant’s Stock Unit Account shall continue to be credited with dividend equivalents as provided in Section 6.6 until the entire balance of the Participant’s Stock Unit Account has been distributed. ARTICLE 8 UNFUNDED STATUS 8.1 General. The interest of each Participant in any Fees deferred under the Plan (and any Stock Units or Stock Unit Account relating thereto) shall be that of a general creditor of the Company. Stock Unit Accounts, and Stock Units credited thereto, shall at all times be maintained by the Company as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company. Except as provided in Section 8.2, no money or other assets shall be set aside for any Participant. 8.2 Trust. To the extent determined by the Board, the Company may transfer funds necessary to fund all or part of the payments under the Plan to a trust; provided, the assets held in such trust shall remain at all times subject to the claims of the general creditors of the Company. No participant or beneficiary shall have any interest in the assets held in such trust or in the general assets of the Company other than as a general, unsecured creditor. Accordingly, the Company shall not grant a security interest in the assets held by the trust in favor of any Participant, beneficiary or creditor. ARTICLE 9 DESIGNATION OF BENEFICIARY Each Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive payment of the Participant’s Stock Unit Account in the event of such Participant’s death. The Company may rely upon the beneficiary designation list filed with the Committee, provided that such form was executed by the Participant or his or her legal representative and filed with the Committee prior to the Participant’s death. If a Participant has not designated a beneficiary, or if the designated beneficiary is not surviving when a payment is to be made to such person under the Plan, the beneficiary with respect to such payment shall be the Participant’s surviving spouse, or if there is no surviving spouse, the Participant’s estate. ARTICLE 10 ADJUSTMENT PROVISIONS In the event of a reorganization, recapitalization, stock split, stock dividend, spin-off, combination, corporate exchange, merger, consolidation or other change in the Common Stock or any distribution to stockholders of Common Stock other than cash dividends or any transaction determined in good faith by the Board or Committee to be similar to the foregoing, the Board or Committee shall make appropriate equitable changes in the number and type of Shares authorized by this Plan, and the number and type of Shares to be delivered upon settlement of Stock Unit Accounts under Article 7. Any adjustments pursuant to this Article 10 to Stock Units that are considered 409A Stock Units are

4 intended to be made only if permitted by Code Section 409A and only in a manner in compliance with the requirements of Code Section 409A and any adjustments made pursuant to this Article 10 to Stock Units that are not considered 409A Stock Units are intended to be made only if and in such a manner that after such adjustment the Stock Units either continue not to be 409A Stock Units or comply with the requirements of Code Section 409A. ARTICLE 11 GENERAL PROVISIONS 11.1 No Stockholder Rights Conferred. Nothing contained in the Plan will confer upon any Participant or beneficiary any rights of a Stockholder of the Company, unless and until Shares are in fact issued or transferred to such Participant or beneficiary in accordance with Article 7. 11.2 Changes to The Plan. The Board may amend, alter, suspend, discontinue, extend, or terminate the Plan without the consent of Participants; provided, no action taken without the consent of an affected Participant may materially impair the rights of such Participant with respect to any Stock Units credited to his or her Stock Unit Account at the time of such change or termination except that the Board may without the consent of any Participant terminate the Plan and pay out Shares with respect to Stock Units then credited to Participant’s Stock Unit Account. 11.3 Compliance With Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other laws, regulations, or contractual obligations of the Company, until the Company is satisfied that such laws, regulations and other obligations of the Company have been complied with in full. Certificates representing Shares delivered under the Plan will be subject to such restrictions as may be applicable under such laws, regulations and other obligations of the Company. 11.4 Limitations on Transferability. Stock Units and other rights under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant. 11.5 Governing Law. The validity, construction and effect of the Plan and any agreement hereunder will be determined in accordance with the Delaware General Corporation Law. 11.6 Plan Termination. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Shares remain available for delivery under the Plan and the Company has no further rights or obligations under the Plan. ARTICLE 12 COMPLIANCE WITH CODE SECTION 409A 12.1 409A Stock Units. The provisions of this Article 12 apply to any 409A Stock Units, notwithstanding any provisions to the contrary contained in the Plan or the Deferral Election. The Company intends that Stock Units payable under the Plan shall satisfy the requirements for exemption from, or compliance with, Code Section 409A and that all terms and provisions shall be interpreted, operated and administered to satisfy such requirements. It is intended that each 409A Stock Unit complies with the deferral, payout and other limitations and restrictions imposed under Code Section 409A. This Article 12 is not intended to impose any restrictions on Stock Units other than those required for the Participant not to incur additional tax under Code Section 409A and shall be interpreted and operated accordingly. Notwithstanding any other provision in the Plan, the Company makes no representation that Stock Units under the Plan shall be exempt from, or comply with, Code Section 409A and makes no undertaking to preclude Code Section 409A from applying to Stock Units granted under the Plan. No provision of the Plan shall be interpreted or construed to transfer any liability for failure to comply with Code Section 409A from the Participant or any other individual to the Company. 12.2 Deferral Elections. Except as otherwise permitted or required by Code Section 409A, the following requirements apply to any Deferral Election that may be permitted or required by the Committee pursuant to a 409A

5 Stock Unit: (i) A Deferral Election must be in writing and specify the amount being deferred and the time and form of distribution as permitted by the Plan; and (ii) A Deferral Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services are performed for such Fees. 12.3 Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, a 409A Stock Unit which permits a subsequent Deferral Election to further defer the distribution or change the form of distribution shall comply with the following requirements: (i) No subsequent Deferral Election may take effect until at least twelve months after the date on which the subsequent Deferral Election is made; (ii) Each subsequent Deferral Election related to a distribution upon Termination of Service, a specified time or a 409A Change in Control must result in a delay of the distribution for a period of not less than 5 years from the date such distribution would otherwise have been made; and (iii) No subsequent Deferral Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve months prior to the date the first scheduled payment would otherwise be made. 12.4 Distributions. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Stock Unit may commence earlier than (i) Termination of Service; (ii) a specified time (or pursuant to a fixed schedule) that is specified by the Participant in a Deferral Election complying with this Article 12; or (iii) a 409A Change in Control. Notwithstanding anything to the contrary, to the extent that distribution of a 409A Stock Unit is triggered by a Participant’s Termination of Service, if the Participant is then a Specified Employee, no distribution shall be made before the earlier of (i) six (6) months after the Participant’s Termination of Service; or (ii) the date of the Participant’s death. Should the limitation set forth in the preceding sentence result in payment later than otherwise provided in the Plan or 409A Stock Unit, on the first day any such payment may be made without incurring additional tax pursuant to Code Section 409A, such payment shall be made to the Participant in one transfer. Notwithstanding anything contained in the Plan or Stock Unit to the contrary, the date on which a Participant’s Termination of Service occurs shall be treated as the Participant’s termination of employment or service date or comparable concept for purposes of determining the timing of distributions under the Plan and Stock Unit to the extent necessary to have such distributions under the Plan and Stock Unit be exempt from or comply with the requirements of Code Section 409A. If a 409A Stock Unit is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment. No 409A Stock Unit shall be subject to acceleration or to any change in the specified time or schedule of distribution, except as permitted by Code Section 409A or as otherwise provided under the Plan or Stock Unit and consistent with Code Section 409A. 12.5 2008 Elections. Notwithstanding the general timing requirements for Deferral Elections, the Committee may, to the extent permitted by Notice 2007-86, allow Participants to make by December 31, 2008 new Deferral Elections with respect to the timing of distributions of Stock Units. Any Deferral Election with respect to the timing of distributions of Stock Units made in accordance with the preceding sentence shall not be treated as a change in either the form or timing of payment for purposes of Code Section 409A or the Plan. No Deferral Election pursuant to this Section 12.5 shall be effective to the extent that it relates to Stock Units that would otherwise be distributed to the Participant in 2008 or would cause Stock Units to be distributed to the Participant in 2008. APPENDIX 1 “409A Change in Control” means to the extent necessary for the 409A Stock Units to comply with Code Section 409A, at a minimum a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of subsection (a)(2)(A)(v) of Code Section 409A. “409A Stock Unit” means a Stock Unit that constitutes “deferral of compensation” subject to the requirements of Code Section 409A. “Board” means the Board of Directors of the Company. “Code Section 409A” means section 409A of the Internal Revenue Code of 1986, as amended. “Committee” means the Nominating and Governance Committee of Board or such other committee appointed to administer the Plan under Article 4.

6 “Common Stock” means the Company’s class of capital stock designed as Common Stock, or, in the event that the outstanding shares of Common Stock are after the Effective Date recapitalized, converted into or exchanged for different stock or securities of the Company, such other stock or securities. “Company” means Ventas, Inc. a Delaware corporation, or any successor thereto. “Deferral Date” means the date Fees would otherwise have been paid to the Participant. “Deferral Election” means a written election to defer Fees under the Plan or an election as to the form of distribution (but not an election as to the medium of payment). “Director” means any individual who is a member of the Board. “Fair Market Value” of a share of Common Stock means, as of any applicable date, the closing sale price of the Shares on the New York Stock Exchange or any national or regional stock exchange in which the Shares are traded, or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alternation in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the New York Stock Exchange or a national or regional stock exchange, the fair market value of the Shares as of a particular date shall be determined by such method as shall be determined by the Committee. “Fees” means all or part of any retainer or meeting fees payable in cash to a Non-Employee Director in his or her capacity as a Director. Fees shall not include any expenses paid directly or through reimbursement. “Non-Employee Director” means a Director who is not an employee of the Company or any of its subsidiaries or affiliates. For purposes of the Plan, an employee is an individual whose wages are subject to withholding of federal income tax under Section 3401 of the Internal Revenue Code of 1986, as amended. “Participant” means a Non-Employee Director who defers Fees under Article 6 of the Plan. “Shares” means shares of the Common Stock. “Stock Units” means the credits to a Participant’s Stock Unit Account under Article 6 of the Plan, each of which represents the right to receive one Share upon settlement of the Stock Unit Account. “Stock Unit Account” means the bookkeeping account established by the Company pursuant to Section 6.5. “Termination of Service” means “separation from service” pursuant to Code Section 409A, as determined, and in accordance with the methodology selected, by the Company, consistent with Code Section 409A.